UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): February 19, 2026

Select Water Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38066	26-3685382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1820 North I-35 Gainesville, Texas	76240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (940) 668-1818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	WTTR	New York Stock Exchange NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On February 19, 2026, Select Water Solutions, Inc. (the “Company”) announced the pricing of an underwritten public offering of $175.0 million of its Class A common stock, par value $0.01 per share, pursuant to a registration statement on Form S-3 (File No. 333-293586) (the “Registration Statement”) filed previously with the U.S. Securities and Exchange Commission (the “Commission”) that became automatically effective upon filing on February 19, 2026, including the prospectus forming a part of the Registration Statement, and a preliminary prospectus supplement, which was filed with the Commission on February 19, 2026. Pursuant to the Underwriting Agreement (as defined below), the Company granted the Underwriters (as defined below) a 30-day option to purchase up to $26.25 million of additional shares of Class A Common Stock at the public offering price.

A copy of the press release announcing the pricing of the Offering (as defined below) is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 7.01 by reference.

The information in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 8.01	Other Events

On February 19, 2026, the Company and J.P. Morgan Securities LLC and BofA Securities, Inc., as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), entered into an underwriting agreement (the “Underwriting Agreement”), pursuant to which the Company agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Company, subject to and upon the terms and conditions set forth therein, $175.0 million of its Class A common stock (the “Offering”) at the public offering price less underwriting discounts and commissions.

The material terms of the Offering are described in the prospectus supplement, dated February 19, 2026 (the “Prospectus”), to be filed by the Company with the Commission on or around February 23, 2026, pursuant to Rule 424(b) under the Securities Act.

As described in the Prospectus, the Company expects to receive net proceeds from the Offering of approximately $166.6 million and intends to use the net proceeds of the Offering (including any proceeds from the exercise of the underwriters’ option to purchase additional shares) to purchase 13,725,491 common units of SES Holdings LLC (“SES Holdings LLC Units”) (or 15,784,315 SES Holdings LLC Units if the underwriters exercise in full their option to purchase additional shares of Class A Common Stock) from SES Holdings LLC at a price per SES Holdings LLC Unit equal to the per share price of Class A Common Stock in the Offering, less the underwriting discounts and commissions. The Company intends to cause SES Holdings LLC to use the net proceeds it receives from us in connection with the Offering for general corporate purposes, including water infrastructure growth capital projects, potential acquisitions or debt repayment under our sustainability-linked credit facility. If the underwriters exercise their option to purchase additional shares of Class A Common Stock, the Company will use the additional net proceeds to purchase additional SES Holdings LLC Units from SES Holdings LLC to maintain the one- to-one ratio between the number of shares of Class A Common Stock issued by the Company and the number of SES Holdings LLC Units.

Further, pursuant to the Underwriting Agreement, the Company has granted the Underwriters a 30-day option to purchase, at the public offering price less underwriting discounts, up to $26.25 million of additional shares of Class A Common Stock (the “Option”) and has agreed not to sell, transfer or otherwise dispose of any shares of Common Stock for a period beginning from the date of the Underwriting Agreement and ending 60 days after the date of the Underwriting Agreement without first obtaining the written consent of J.P. Morgan Securities LLC and BofA Securities, Inc., as representatives of the Underwriters, subject to certain exceptions.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference.

A copy of the legal opinion of Vinson & Elkins L.L.P. relating to the validity of the issuance and sale of the Common Stock in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01.	Financial Statements and Exhibits

(d)        Exhibits

EXHIBIT	DESCRIPTION
1.1#	Underwriting Agreement, dated as of February 19, 2026, by and among Select Water Solutions, Inc. and the several underwriters named in Schedule I thereto.
5.1	Opinion of Vinson & Elkins L.L.P.
23.1	Consent of Vinson & Elkins L.L.P. (included as part of Exhibit 5.1 hereto).
99.1	Press Release, dated February 19, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#	Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2026

SELECT WATER SOLUTIONS, INC.

By:	/s/ Christopher K. George
Christopher K. George
Executive Vice President and Chief Financial Officer

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